Exhibit 10
Execution Version
EARLY CALL OPTION EXERCISE AND WAIVER AGREEMENT

This EARLY CALL OPTION EXERCISE AND WAIVER AGREEMENT (this “Agreement”) is entered into as of November 12, 2021, by and among NEP Renewables Holdings, LLC, a Delaware limited liability company (“NEP Member” or the “Managing Member”), Global Energy & Power Infrastructure II Advisors, L.L.C., a Delaware limited liability company (“Global Energy”), Western Renewables Partners Holdings L.P., a Delaware limited partnership (“Blocker Parent”), Western Renewables Partners LLC, a Delaware limited liability company (the “Class B Member”), and NextEra Energy Partners, LP, a Delaware limited partnership (“NEP”), with respect to (1) the Amended and Restated Limited Liability Company Agreement, dated as of December 21, 2018 (as amended from time to time, the “LLC Agreement”), of NEP Renewables, LLC, a Delaware limited liability company (the “Company”), and (2) the Registration Rights Agreement, dated as of December 21, 2018 (as amended from time to time, the “Registration Rights Agreement”), by and among NEP, Global Energy and the other Persons named on Schedule A thereto. NEP, NEP Member, Global Energy, Blocker Parent and the Class B Member are collectively referred to herein as the “Parties”. Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the LLC Agreement or the Registration Rights Agreement, as applicable.

WHEREAS, as of the date hereof, the Class B Member owns all of the issued and outstanding Class B Units of the Company and is the sole Class B Member of the Company;

WHEREAS, pursuant to Section 7.02 of the LLC Agreement, NEP Member has a Call Option to acquire all, but not less than all, of the outstanding Class B Units, on the terms and subject to the conditions set forth therein;

WHEREAS, Section 7.02(c) of the LLC Agreement contemplates that a portion of the Call Option Purchase Price may be paid in cash, at the election of the Class B Member or NEP Member, with the remaining Call Option Purchase Price to be paid in Non-Voting NEP Common Units;

WHEREAS, pursuant to Section 2.01 of the Registration Rights Agreement, NEP is obligated to use commercially reasonable efforts to (i) prepare and file an initial Registration Statement to permit the public resale of the Registrable Securities on a continuous basis pursuant to Rule 415 of the Securities Act, or such other rule as is then applicable, at then prevailing prices and (ii) cause such initial Registration Statement to become effective no later than the Target Effective Date (as defined in the Registration Rights Agreement);

WHEREAS, in connection with the exercise of the Early Call Option (as defined below), NEP, NEP Member, Global Energy and the Class B Member desire to amend, modify, waive and supplement certain provisions of the LLC Agreement, the Registration Rights Agreement and the Purchase Agreement in accordance with their respective terms, as set forth herein; and

WHEREAS, in connection with the execution and delivery of this Agreement, the Margin Loan Agreement is being replaced by the 2021 Margin Loan Agreements (as defined below), and the Multiparty Settlement Agreement (as defined in the Margin Loan Agreement)

is being replaced by a new Multiparty Settlement Agreement in order to, among other things, reflect the terms hereof.

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Parties hereby agree as follows.

Notwithstanding any provision to the contrary in the LLC Agreement or the Registration Rights Agreement:

(a)    Early Call Option Exercise. In lieu of, and not in addition to, the Call Option Period set forth in the LLC Agreement, the NEP Member shall exercise the Call Option to acquire, or cause its designee to acquire, all of the outstanding Class B Units (indirectly, by way of the acquisition of all of the Blocker Interests, as described below), on the terms set forth in this Agreement and the Early Call Option Notice (as defined below) and, except to the extent superseded or otherwise expressly modified by this Agreement, Section 7.02 of the LLC Agreement (the “Early Call Option”). In furtherance thereof, effective concurrently with the execution and delivery of this Agreement, NEP Member is hereby delivering to the Class B Member, and the Class B Member hereby accepts delivery of, the Call Option Notice attached as Exhibit A hereto (the “Early Call Option Notice”). As set forth in the Early Call Option Notice, and subject to the satisfaction of the conditions to the Call Option Closing set forth in this Agreement and, except as otherwise superseded or otherwise expressly modified by this Agreement, Section 7.02 of the LLC Agreement, the Call Option Closing pursuant to NEP Member’s exercise of the Early Call Option (the “Early Call Option Closing”) shall occur on November 19, 2021 (or such later date on which the Early Call Option Closing actually occurs, the “Early Call Option Closing Date”); provided, that, in the event that there shall be insufficient cash available to the Class B Member on such Early Call Option Closing Date for the Class B Member to repay in full all Indebtedness under the Credit Agreement and to make payment of Swap Breakage Costs (as defined below) as of the Early Call Option Closing Date (including if the Borrowers comply with their obligations pursuant to paragraph (i) below to draw the Maximum Aggregate Commitment Amount (as defined below) under the 2021 Margin Loan Agreements, but all or any portion of such Maximum Aggregate Commitment Amount is not available to be borrowed pursuant to the terms of the 2021 Margin Loan Agreements, subject to the provisions of Section 7.02(e) of the LLC Agreement) (a “Cash Shortfall”), then the Early Call Option Closing Date shall automatically be delayed in accordance with Section 7.02(e) of the LLC Agreement (an “Early Call Option Closing Delay”) until the earliest to occur of (i) sufficient cash having been obtained by the Class B Member (in accordance with Section 7.02(e) of the LLC Agreement) to eliminate such Cash Shortfall and make such payments in full (in which event, the Early Call Option Closing shall occur promptly thereafter), (ii) written revocation by NEP Member of the Early Call Option Notice delivered to the Class B Member at any time after November 19, 2021 (a “NEP Member Revocation”), in which event this Agreement shall automatically terminate in accordance with paragraph (l) below, or (iii) written notice by the Class B Member of termination of this Agreement delivered to the NEP Member at any time after November 19, 2021 (a “Class B Member Termination Notice”); provided, however, that if the Class B Member delivers a Class B Member Termination Notice to the NEP Member, such termination shall not become effective (in accordance with paragraph (l) below) until 5:00 p.m. Eastern Standard Time on the second Business Day following the date of such delivery (any such termination, upon such effectiveness, a “Class B Member Termination”); and provided further, that the NEP Member shall have the right (but not the obligation) to elect, by providing written notice to the Class B Member within such two (2) Business Day period (a “Cash Increase Notice”), to modify the portions of the Early Call Option Purchase Price to be paid in cash and NEP Common Units by increasing the portion of the Early Call Option Purchase Price to be paid in cash (which portion, after giving effect to such increase, shall not exceed an amount equal to 35% of the total Early Call Option Purchase Price), and decreasing the number of NEP Common Units to be issued as the remaining portion of the Early Call Option Purchase Price proportionately, in which event, so long as such modifications eliminate a Cash Shortfall, the Parties shall proceed to consummate the Early Call Option Closing promptly following delivery of such Cash Increase Notice. For the avoidance of doubt, subject to the terms and conditions hereof, this Agreement is intended to and shall (x) replace in whole the right of the NEP Member to exercise any Call Option during the Call Option Period or the Call Option Period Extension under Section 7.02 of the LLC Agreement, other than in the event of a NEP Member Revocation or Class B Member Termination, and (y) except as superseded or otherwise expressly provided in this Agreement (other than in the event of any NEP Member Revocation or a Class B Member Termination), preserve all of the other terms of Section 7.02 of the LLC Agreement, including the delay of the Call Option Closing pursuant to Section 7.02(e) of the LLC Agreement (solely as a result of a Cash Shortfall) and the Class B Member's obligation to continue to use its reasonable best efforts to obtain additional or substitute financing on commercially reasonable terms in such amount as is sufficient to eliminate such Cash Shortfall, subject to the terms and conditions set forth herein, including NEP Member’s right to deliver a NEP Member Revocation, and Class B Member’s right to deliver a Class B Member Termination Notice, in each case, on the terms set forth herein).

(b)    Early Call Option Purchase Price. Notwithstanding Section 7.02 of the LLC Agreement or the date on which the Early Call Option Closing Date shall actually occur, the Call Option Purchase Price (the “Early Call Option Purchase Price”) shall be equal to the amount that (i) implies an Internal Rate of Return to the Class B Member of seven and three quarters percent (7.75%), measured from the Effective Date to the later of (x) December 21, 2021 (the “Scheduled Call Option Closing Date”) and (y) in the event of an Early Call Option Closing Delay, such later date (if any) upon which the Early Call Option Closing Date shall occur (which amount, in the case of clause (x), the Parties acknowledge and agree equals $884,730,590.05), plus (ii) if the Early Call Option Closing occurs prior to the Scheduled Call Option Closing Date, the amount of the Swap Breakage Differential (which the Parties acknowledge and agree will be less than $100,000 if the Early Call Option Closing Date is November 19, 2021). The Class B Member shall use commercially reasonable efforts to obtain from the counterparties to any such swap, cap, forward, future or other derivative transaction entered into in connection with the hedging of interest rates under the Credit Agreement, and shall provide to NEP Member, all information reasonably necessary to calculate the Swap Breakage Differential in connection with any exercise of the Early Call Option in accordance with this Agreement. As used herein, “Swap Breakage Differential” means the excess, if any, of (x) the sum of all termination payments and/or unpaid amounts required to be paid by the Class B Member under any swap, cap, forward, future or other derivative transaction entered into in connection with the hedging of interest rates under the Credit Agreement (“Swap Breakage Costs”), minus the sum of all termination payments and/or unpaid amounts required to be paid to the Class B Member under any such swap, cap, forward, future or other derivative transaction (“Net Swap Breakage Costs”), in each case, as of the Early Call Option Closing Date, over (y) the amount of Net Swap Breakage Costs that would have been required to be paid by the Class B Member, if the Early Call Option Closing Date were the Scheduled Call Option Closing Date.
(c)    Election of Cash Portion of Call Option Purchase Price. On November 18, 2021, after the closing of trading on the New York Stock Exchange but prior to 4:30 p.m. Eastern Standard Time, the Class B Member shall notify NEP in writing of the percentage of the Early Call Option Purchase Price to be paid in cash on the Early Call Option Closing Date, which percentage shall not exceed thirty percent (30%) of the Early Call Option Purchase Price (“Cash Election”). Promptly following receipt of the Cash Election, but in no event later than 5:00 p.m. Eastern Standard Time on November 18, 2021, the NEP Member shall notify the Class B Member in writing of (i) the dollar amount of the Early Call Option Purchase Price to be paid in cash and (ii) the number of NEP Common Units to be issued as the remaining portion of the Early Call Option Purchase Price, in each case, on the Early Call Option Closing Date. All notices delivered pursuant to this paragraph (c) shall be delivered by electronic mail to such address(es) as each Party may provide for such purpose.
(d)    Issuance Price for NEP Common Units; Issuance of NEP Common Units. Notwithstanding Section 7.02 of the LLC Agreement, the Parties agree that (i) NEP Common Units shall be issued in lieu of any Non-Voting NEP Common Units that would have otherwise been paid as a portion of the Early Call Option Purchase Price, (ii) such NEP Common Units shall be issued or transferred to, and in any event registered on NEP’s books and records in the name of, and NEP and the NEP Member are hereby directed to issue or transfer such NEP Common Units to, WRP Investco L.P. and WRP Investco II L.P., the borrowers under the 2021 Margin Loan Agreements, in such proportions as the Class B Member shall specify, and (iii) Blocker Parent shall provide all documents and information reasonably requested for the NEP Common Units to be registered in the names of such entities. Each of the Parties agrees that the issuance price for each NEP Common Unit issued as the remaining portion of the Early Call Option Purchase Price shall be equal to $85.3801, which the Parties acknowledge and agree is the 15-day VWAP of the NEP Common Units on November 12, 2021, calculated in accordance with the methodology agreed upon by the Parties for such purpose.

(e)    Purchase of Blocker Interests. Each of the Parties agrees that the Call Option Closing resulting from the exercise of the Early Call Option shall be effected by purchase of all of the issued and outstanding equity interests (the “Blocker Interests”) of Western Renewables Partners Intermediate LLC, a Delaware limited liability company (the “Blocker”). Blocker Parent hereby represents and warrants to NEP and NEP Member, as of the date hereof and as of the Early Call Option Closing Date, that (i) Blocker Parent owns all of the issued and outstanding equity interests of the Blocker, free and clear of all Encumbrances other than such Encumbrances as are permitted under the terms of the LLC Agreement or securities Laws, and is the sole member of Blocker, (ii) Blocker owns all of the issued and outstanding equity interests of the Class B Member, which, as of the Early Call Option Closing, will be free and clear of all Encumbrances other than such Encumbrances as are permitted under the terms of the LLC Agreement or securities Laws, and is the sole member of the Class B Member, (iii) the Class B Member owns all of the issued and outstanding Class B Units, which, as of the Early

Call Option Closing, will be free and clear of all Encumbrances other than such Encumbrances as are permitted under the terms of the LLC Agreement, (iv) Global Energy or one of its Affiliates Controls the Blocker Parent, (v) the Blocker has engaged in no business activities other than its organizational activities, acquiring, accepting, owning, and holding the equity interests of the Class B Member, which equity interests constitute all of the issued and outstanding equity interests of the Class B Member, and activities incidental thereto, and has no material liabilities, and (vi) the Class B Member has engaged in no business activities other than its organizational activities, acquiring, financing, accepting, owning, and holding the Class B Units and activities incidental thereto, and has no material liabilities. At the Early Call Option Closing, NEP Member (or its permitted assignee) and the Blocker Parent shall execute and deliver an Assignment Agreement in the form attached as Exhibit B hereto to effect the purchase and sale of the Blocker Interests.

(f)    Compliance with Disclosure Obligations. NEP is in compliance in all material respects with its disclosure obligations under applicable federal securities Laws and the NYSE rules and regulations as of the date of this Agreement.

(g)    Waiver of Effective Registration Statement; Condition to Consummation of Early Call Option.

(i)    The Class B Member hereby irrevocably waives any requirement, or condition to NEP Member’s right to exercise the Early Call Option, that there shall be an effective registration statement on file with the Commission covering resales of the NEP Common Units issued as part of the Early Call Option Purchase Price.

(ii)    Each of Global Energy and the Class B Member, as the Holders, hereby irrevocably waives any obligations NEP Member or NEP may have under the Registration Rights Agreement or the LLC Agreement to (A) file, prior to the date an Early Call Option Notice is delivered, any registration statement with the Commission covering resales of the NEP Common Units to be issued as part of the Early Call Option Purchase Price; or (B) cause any such registration statement to be declared effective by the Commission no later than the Target Effective Date.

(iii)    As a condition to consummating the Early Call Option, (A) NEP shall have filed a registration statement (a “Registration Statement”) with the Commission registering the resale by WRP Investco L.P. and WRP Investco II L.P., of the NEP Common Units to be issued as a portion of the Early Call Option Purchase Price on or before the Early Call Option Closing Date, (B) NEP shall be in compliance in all material respects with its disclosure obligations under applicable federal securities Laws and the NYSE rules and regulations as of the date of the Early Call Option Closing, and (C) on the Early Call Option Closing Date but prior to the Early Call Option Closing, there shall have been a bring-down closing call with NEP regarding any material non-public information of NEP. Notwithstanding anything to the contrary in this Agreement, the LLC Agreement or the Registration Rights Agreement, if such Registration Statement does not become or is not declared effective on or before the date that is 90 calendar days after the date such Registration Statement is filed (the “Outside Effective Date”), then each Holder (or any its affiliates which becomes a Holder) shall be entitled to a payment (with respect to each of the Registrable Securities then held by such Holder (or such affiliate that becomes a Holder) and that are to be included on the Registration Statement), as liquidated damages and not as a penalty, of, for each non-overlapping 30-day period beginning on the 91st day after the date such Registration Statement is filed, an amount equal to 0.25% of the Liquidated Damages Multiplier, which shall accrue daily (the “Liquidated Damages”), until the earlier of (i) such time as such Registration Statement is declared or becomes effective and (ii) there are no Registrable Securities outstanding. The Liquidated Damages shall be payable within five (5) Business Days after the end of each such 30-day period in immediately available funds to the account or accounts specified in writing by the applicable Holder (or any of its affiliates which becomes a Holder) at least two (2) Business Days prior to such payment date. Any amount of Liquidated Damages shall be prorated for any period of less than 30 days accruing during any period for which a Holder (or any of its affiliates which becomes a Holder) is entitled to Liquidated Damages hereunder. As used herein, “Liquidated Damages Multiplier” means the product of (x) the VWAP for the 15 consecutive Trading Days ending on the Trading Day immediately preceding the Outside Effective Date, and (y) the number of Registrable Securities then held by the applicable Holder (or the applicable affiliate which becomes a Holder) and that are to be included on the Registration Statement.
(h)    Registration Rights Agreement. Each of the Parties agrees that for all purposes under the Registration Rights Agreement, (i) the defined term “Non-Voting NEP Common Units” shall be deleted, (ii) the words “Non-Voting NEP Common Units” in the definition of Issuance Date shall be deleted and replaced with the words “Common Units”, (iii) the words “upon conversion of the Non-Voting NEP Common Units” in the definition of Registrable Securities shall be deleted, (iv) the words “that would be outstanding as of the Issuance Date if all of the Non-Voting NEP Common Units issued on the Issuance Date were converted on such Issuance Date into Common Units” in Section 2.02(a) and Section 2.03(a) of the Registration Rights Agreement shall be deleted and replaced with the words “that were outstanding as of the Issuance Date”, and (v) WRP Investco L.P. and WRP Investco II L.P. shall be Holders thereunder.
(i)    Margin Loan. Concurrently with the execution and delivery of this Agreement, each of WRP Investco L.P., the current borrower under the Margin Loan Agreement, and WRP Investco II L.P. is entering into a margin loan agreement, each substantially on the same terms as the Margin Loan Agreement (the “2021 Margin Loan Agreements”). Each of the Parties agrees that for all purposes under the LLC Agreement and this Agreement, the term “Margin Loan Agreement” shall be deemed to mean the “2021 Margin Loan Agreements”. Each Borrower (as defined in the applicable 2021 Margin Loan Agreement) shall use its commercially reasonable efforts to cause each of the conditions precedent relating to a Funding Date (as defined in the applicable 2021 Margin Loan Agreement) that are within its control to be satisfied no later than November 19, 2021, including the delivery, no later than November 17, 2021, of a duly executed Borrowing Notice (as defined in the applicable 2021 Margin Loan Agreement) specifying a date on or before November 19, 2021 as the Funding Date, and the timely delivery of any other notices, opinions or other deliverables and the taking of any other actions required in connection with the making of any Advances (as defined in the applicable 2021 Margin Loan Agreement) pursuant to the terms of the 2021 Margin Loan Agreements and any Margin Loan Documentation (as defined in the applicable 2021 Margin Loan Agreement), such that a Funding Date shall occur under each of the 2021 Margin Loan Agreements no later than November 19, 2021, and each such Borrower shall take all actions reasonably necessary to cause the applicable 2021 Margin Loan Agreement to be drawn upon by such Borrower if available as soon as reasonably practicable on or before the Early Call Option Closing Date in an amount equal to the Maximum Aggregate Commitment Amount (as defined in the applicable 2021 Margin Loan Agreement) to provide sufficient cash to the Class B Member to repay all outstanding Indebtedness under the Credit Agreement on the Early Call Option Closing Date, and to pay all Swap Breakage Costs as of the Early Call Option Closing Date (less amounts required to be paid to the Class B Member constituting amounts owed by the counterparty as of the Early Call Option Closing Date under any such swap, cap, forward, future or other derivative transaction as termination payments and unpaid amounts under any such swap, cap, forward, future or other derivative transaction).
(j)    Purchase Agreement. Each of the Parties agrees that for all purposes under the Purchase Agreement, (i) the term “Call Option” as used therein shall be deemed to mean the “Early Call Option” as contemplated herein, (ii) the term “Margin Loan Financing” as used therein shall be deemed to include the debt financing contemplated by the 2021 Margin Loan Agreements, (iii) the obligations of NEP and its affiliates pursuant to Section 5.05(c) of the Purchase Agreement with respect to the NEP Non-Voting Units (as defined in the Purchase Agreement) shall apply to the same extent to the NEP Common Units, and (iv) the Issuer Agreement attached as Exhibit E to the Purchase Agreement shall be replaced with the form of issuer agreement attached as Exhibit C hereto.
(k)    FIRPTA Certificates. On the Early Call Option Closing Date, (i) Blocker Parent shall deliver to NEP Member withholding certificates pursuant to Treasury Regulations Section 1.1445-2(b)(2) certifying that Blocker Parent (or if Blocker Parent is a disregarded entity, its regarded owner) is not a non-U.S. person, and (ii) NEP shall deliver to Blocker Parent withholding certificates pursuant to Treasury Regulations Section 1.1445-2(b)(2) certifying that NEP (or if NEP is a disregarded entity, its regarded owner) is not a non-U.S. person. In accordance with Section 7.02(j) of the LLC Agreement, NEP Member or its nominee shall not withhold any amounts under Section 1445 of the Code unless there is a change in Law prior to the Early Call Option Closing Date that requires such withholding. On the Early Call Option Closing Date and after the Early Call Option Closing Date and for so long as Blocker Parent or any of its affiliates holds NEP Common Units that were issued as a portion of the Early Call Option Purchase Price, NEP shall, within 10 days of any request by Blocker Parent or any of its affiliates that hold such NEP Common Units and to the extent legally permitted to do so, provide Blocker Parent or such affiliate a certification and notice in compliance with Treas. Reg. §§ 1.1445-2(c) and 1.897-2(h) stating that NEP is not a United States real property holding corporation as defined in Code Section 897(c)(2).
(l)    Termination. This Agreement shall be terminated and the Early Call Option Notice shall be rescinded at any time after November 19, 2021 but prior to the consummation of the Early Call Option Closing (i) at 5:00 p.m. on the second Business Day after the date of delivery by the Class B Member of a Class B Member Termination Notice, but only if the NEP Member does not deliver a Cash Increase Notice prior to such time, or (ii) immediately upon delivery by the NEP Member of a NEP Member Revocation. In the event of any termination of this Agreement pursuant to this paragraph (l), this Agreement and the Early Call Option Notice shall be null and void, the terms of Section 7.02 of the LLC Agreement and the Registration Rights Agreement shall be reinstated in their entirety as in effect immediately prior to the date hereof, without any modification or other effect as a result of this Agreement or otherwise, and, for the avoidance of doubt, NEP Member shall be entitled to exercise the Call Option in accordance with the terms of Section 7.02 of the LLC Agreement as so reinstated, and there shall be no liability on the part of any Party to any other Party and all rights and obligations of any Party shall cease, except that nothing herein shall relieve any Party from liability for any breach of this Agreement.

Except as may be modified by this Agreement, all of the terms, covenants, agreements, conditions, and other provisions of the LLC Agreement and the Registration Rights Agreement shall remain in full force and effect in accordance with their respective terms.

This Agreement shall be construed in accordance with and governed by the Laws of the State of Delaware without regard to principles of conflicts of laws.

This Agreement may be executed in any number of counterparts and by different Parties in separate counterparts, each of which counterparts, when so executed and delivered, shall be deemed to be an original, and all of which counterparts, taken together, shall constitute but one and the same agreement. This Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and permitted assigns.

[Remainder of page intentionally left blank.]

GLOBAL ENERGY & POWER
INFRASTRUCTURE II ADVISORS, L.L.C.

By:	RYAN SHOCKLEY
Name: Ryan Shockley
Title: Authorized Signatory
Date: November 12, 2021

[Signature Page to Early Call Option Exercise and Waiver Agreement]

WESTERN RENEWABLES PARTNERS HOLDINGS
L.P.

By:	Global Energy & Power Infrastructure GP II Limited,
its general partner

By:	MATTHEW RABEN
Name: Matthew Raben
Title: Managing Director
Date: November 12, 2021

[Signature Page to Early Call Option Exercise and Waiver Agreement]

WESTERN RENEWABLES PARTNERS LLC

By:	RYAN SHOCKLEY
Name: Ryan Shockley
Title: Authorized Signatory
Date: November 12, 2021

[Signature Page to Early Call Option Exercise and Waiver Agreement]

Acknowledged and Agreed:

NEXTERA ENERGY PARTNERS, LP

By:	JOHN W. KETCHUM
Name: John W. Ketchum
Title: President
Date: November 12, 2021

NEP RENEWABLES HOLDINGS, LLC

By:	JOHN W. KETCHUM
Name: John W. Ketchum
Title: President
Date: November 12, 2021

[Signature Page to Early Call Option Exercise and Waiver Agreement]

Exhibit A

November 12, 2021

Western Renewables Partners Holdings L.P.
c/o Global Energy & Power Infrastructure Funds
One Lafayette Place
Greenwich, CT 06830
Attention: Matt Raben
Email: matthew.raben@blackrock.com

Re: Early Call Option Notice

Dear Mr. Raben:
Reference is hereby made to that certain Amended and Restated Limited Liability Company Agreement, dated as of December 21, 2018 (the “LLC Agreement”), of NEP Renewables, LLC, a Delaware limited liability company (the “Company”), and to that certain Early Call Option Exercise and Waiver Agreement, dated as of November 12, 2021 (the “Exercise Agreement”), by and among NextEra Energy Partners, LP, a Delaware limited partnership (“NEP”), NEP Renewables Holdings, LLC, a Delaware limited liability company (“NEP Member”), Global Energy & Power Infrastructure II Advisors, L.L.C., a Delaware limited liability company (“Global Energy”), Western Renewables Partners Holdings L.P., a Delaware limited partnership (“Blocker Parent”), and Western Renewables Partners LLC, a Delaware limited liability company. Capitalized terms used but not otherwise defined herein shall have the meanings ascribed to such terms in the LLC Agreement and the Exercise Agreement, as applicable.
Pursuant to and in accordance with Section 7.02 of the LLC Agreement, as modified by the Exercise Agreement, NEP Member hereby notifies Blocker Parent, in its capacity as the owner of all of the issued and outstanding Blocker Interests and the sole member of the Blocker, of the exercise by NEP Member of the Early Call Option. This notice represents the Early Call Option Notice required to be delivered to Blocker Parent pursuant to Section 7.02(b) of the LLC Agreement and the Exercise Agreement.
In furtherance thereof, NEP Member hereby notifies Blocker Parent as follows:
1.    The date on which the Early Call Option is to be consummated is: November 19, 2021.
2.    The Early Call Option Purchase Price is: $884,730,590.05 plus, if the Early Call Option Closing occurs prior to the Scheduled Call Option Closing Date, the amount of the Swap Breakage Differential (which the Parties acknowledge and agree will be less than $100,000 if the Early Call Option Closing Date is November 19, 2021).
3.    The issuance price for each NEP Common Unit to be issued in connection with the payment of the Early Call Option Purchase Price is: $85.3801, which represents the 15-day

VWAP of the NEP Common Units on November 12, 2021, calculated in accordance with the methodology agreed upon by the Parties for such purpose.
4.    Pursuant to Section 7.02(a) of the LLC Agreement, NEP Member has assigned its right to purchase the outstanding Blocker Interests to Western Renewables Holdings, LLC, a Delaware limited liability company and wholly-owned subsidiary of NEP.
Pursuant to and in accordance with Section 7.02 of the LLC Agreement, as modified by the Exercise Agreement, NEP Member hereby confirms that:
(a)     the NEP Common Units are listed or admitted to trading on the Nasdaq Stock Market or the New York Stock Exchange;
(b)     the NEP Common Units will not exceed more than twenty-two and a half percent (22.5%) of the publicly traded class of NEP Common Units then outstanding (inclusive of the NEP Common Units to be issued as a portion of the Early Call Option Closing Price);
(c)    NEP is in compliance in all material respects with its disclosure obligations under applicable federal securities Laws and the NYSE rules and regulations as of the date hereof; and
(d)     the Registration Rights Agreement, as modified by the Exercise Agreement, is in effect with respect to the NEP Common Units.
We look forward to working together to complete the closing of the Early Call Option.
[signature page follows]

NEP RENEWABLES HOLDINGS, LLC
HOLDINGS L.P.

By:	JOHN W. KETCHUM
Name: John W. Ketchum
Title: President

cc:	BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street, 19th Floor
New York, NY 10022
Attention: Michael Evry and David Maryles
Email: legaltransactions@blackrock.com

[Signature Page to Exercise Notice]

Exhibit B

ASSIGNMENT AGREEMENT
    ASSIGNMENT AGREEMENT, dated as of November [19], 2021 (this “Agreement”), by and between Western Renewables Partners Holdings L.P., a Delaware limited partner (“Blocker Parent”), and Western Renewables Holdings, LLC, a Delaware limited liability company (“Purchaser”).

RECITALS
WHEREAS, Blocker Parent owns all of the issued and outstanding equity interests of Western Renewables Partners Intermediate LLC, a Delaware limited liability company (the “Blocker” and such equity interests in the Blocker, the “Blocker Interests”), and is the sole member of the Blocker;
WHEREAS, the Blocker owns all of the issued and outstanding equity interests of Western Renewables Partners LLC, a Delaware limited liability company (the “Class B Member”);
WHEREAS, the Class B Member owns all of the issued and outstanding Class B Units of NEP Renewables, LLC, a Delaware limited liability company (the “Company”), and is the sole Class B Member of the Company;
WHEREAS, pursuant to Section 7.02(a) of the Company’s Amended and Restated Limited Liability Company Agreement, dated as of December 21, 2018 (the “LLC Agreement”), and the terms of that certain Early Call Option Exercise and Waiver Agreement, dated as of November 12, 2021, by and among NextEra Energy Partners, LP, a Delaware limited partnership, NEP Renewables Holdings, LLC, a Delaware limited liability company (“NEP Member”), Global Energy & Power Infrastructure II Advisors, L.L.C., a Delaware limited liability company, Blocker Parent and the Class B Member (the “Exercise Agreement”), NEP Member has exercised the Early Call Option to acquire all of the outstanding Class B Units of the Company by way of a purchase of the Blocker Interests;
WHEREAS, pursuant to Section 7.02 of the LLC Agreement, NEP Member has assigned its right to purchase the Blocker Interests at the Early Call Option Closing to Purchaser, and Purchaser has accepted such assignment; and
WHEREAS, in connection with the Early Call Option Closing being held as of the date hereof pursuant to the LLC Agreement and the Exercise Agreement, Blocker Parent and Purchaser are required to execute and deliver this Agreement.
NOW, THEREFORE, in consideration of the mutual covenants, agreements, representations and warranties and premises contained in this Agreement, the LLC Agreement and the Exercise Agreement, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1.Assignment of Transferred Interests. Blocker Parent hereby sells, assigns, transfers, conveys and delivers the Blocker Interests to Purchaser, and Purchaser hereby acquires, accepts and assumes from Blocker Parent all of Blocker Parent’s right, title and interest in and to the Blocker Interests, free and clear of all Encumbrances (other than restrictions on transfer created by the LLC Agreement or applicable securities Laws), with all rights and obligations pertaining thereto, as set forth in and upon the terms and subject to the conditions contained in the Exercise Agreement.
2.Admission. Simultaneously with the effective time of the assignment described in Section 1 of this Agreement, Purchaser is hereby admitted to the Blocker as the sole member of the Blocker.
3.Cessation. Immediately following the admission of Purchaser as the sole member of the Blocker described in Section 2 of this Agreement, Blocker Parent does hereby cease to be a member of the Blocker and shall cease to have or exercise any right or power of a member of the Blocker.
4.LLC Agreement and Exercise Agreement. Nothing in this Agreement shall in any way supersede, modify, replace, amend, rescind, waive, narrow or broaden any provision set forth in Section 7.02 of the LLC Agreement or the Exercise Agreement (including, without limitation, all representations, warranties, covenants and agreements therein contained) or any of the rights, remedies or obligations arising therefrom, it being understood that all such representations, warranties, covenants and agreements therein contained and all rights, remedies and obligations arising therefrom shall survive the execution and delivery of this Agreement and the doctrine of merger shall not apply hereto or thereto. Blocker Parent makes no and disclaims all warranties with respect to the Blocker Interests except to the extent expressly set forth in Section 7.02 of the LLC Agreement or the Exercise Agreement.
5.Further Assurances. Upon the reasonable request of either party, the other party shall on and after the date hereof execute and deliver, and cause to be executed and delivered, such deeds, assignments and other instruments as may be reasonably requested and are required to effectuate completely the transfer and assignment to Purchaser of the Blocker Interests, and to otherwise carry out the purposes of Section 7.02 of the Agreement, the Exercise Agreement and the exercise by NEP Member of the Early Call Option thereunder.
6.Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without giving effect to conflicts of law principles.
7.Counterparts. This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Electronic signatures, such as scanned, imaged, or “PDF” versions of originals, facsimile (whether telephonic, computer-based, or other methods of transmittal), photocopies or other similarly duplicated, reproduced or transmitted accurate records of original signatures shall have the same force and effect as original, handwritten signatures.

8.Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and permitted assigns.
[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and delivered as of the date first above written.

WESTERN RENEWABLES PARTNERS
HOLDINGS L.P.

By:	Global Energy & Power Infrastructure
GP II Limited, its general partner

By:
Name:
Title:

WESTERN RENEWABLES HOLDINGS,
LLC

By:
Name:
Title:

Exhibit C

FORM OF ISSUER AGREEMENT

Attached.

Execution Version
LETTER AND CONTROL AGREEMENT
[ • ], 2021
NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, FL 33408
Ladies and Gentlemen:
Reference is made to (i) the Margin Loan Agreement dated as of November 12, 2021 (as amended or supplemented from time to time, the “Loan Agreement”) among WRP Investco II L.P., a Delaware limited partnership, as Borrower (“Borrower”), WRP Investco II GP LLC, a Delaware limited liability company as Borrower’s general partner, Citibank, N.A., as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as calculation agent, and the lenders party thereto from time to time (each, a “Lender”, and collectively, the “Lenders”) and (ii) the Security Agreement dated as of November 12, 2021 (as defined below) between Borrower, the Administrative Agent and the Lenders and each other lender party thereto (as amended or supplemented from time to time, the “Security Agreement” and, together with the Loan Agreement, the “Loan Documents”). In addition, the parties agree that to the extent that Borrower or an affiliate thereof enter into confirmations, pledge agreements or related documents with Lender (or an Affiliate of Lender) in order to effect certain financing, hedging, or monetization transactions with respect to the Collateral Units (as defined below), the parties will negotiate in good faith to enter into an Issuer Agreement on terms substantially similar to the terms of this Issuer Agreement (as defined below).
Pursuant to the Security Agreement, Borrower has pledged to the Lenders [ • ] Common Units (the “Collateral Units”) of NextEra Energy Partners, LP, a Delaware limited partnership (the “Partnership”), that the Borrower has received from the Partnership pursuant to the Early Call Option Exercise and Waiver Agreement, which Collateral Units are subject to the terms of the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, as in effect on the date hereof (as it may be amended from time to time, the “Partnership Agreement”) to secure Borrower’s obligations pursuant to the Loan Agreement. The loan and the related pledge under the Loan Documents are referred to herein as the “Transactions.” Borrower represents and warrants to the Partnership that it is the registered owner of the Collateral Units and the pledge of the Collateral Units is a bona fide pledge and that the Loan Documents and the loans and other transactions under and related to the Loan Documents constitute Permitted Loans.
This Letter and Control Agreement (this “Issuer Agreement”) memorializes certain understandings among the Partnership, the Lenders and Borrower and may be relied upon by parties that become Lenders under the Loan Agreement in accordance with the terms thereof (as in effect on the date hereof) on or following the date hereof. Capitalized terms used but not otherwise defined in this Issuer Agreement shall have the meanings given to them in the Partnership Agreement.
Definitions

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“Early Call Option” has the meaning set forth in the Early Call Option Exercise and Waiver Agreement.
“Early Call Option Exercise and Waiver Agreement” means that certain Early Call Option Exercise and Waiver Agreement dated as of November 12, 2021, by and among NEP Renewables Holdings LLC, Global Energy & Power Infrastructure II Advisors, L.L.C., Western Renewables Partners Holdings L.P., Western Renewables Partners LLC and the Partnership.
“Collateral Account” means each of the collateral accounts pledged in connection with the Loan Agreement.
“Multi-Party Settlement Agreement” means the Settlement Agreement, dated as of November 12, 2021, by and among NEP Renewables LLC, the Partnership, NEP Renewables Holdings LLC, Western Renewables Partners LLC, the Borrower, WRP Investco II L.P., Western Renewables Partners Intermediate LLC, Citibank, N.A. and MUFG Bank, Ltd.
“Restrictive Condition” means (i) any equityholders agreement, voting agreement, investor rights agreement, lock-up agreement or any similar agreement relating to Common Units, and (ii) any restriction, condition or requirement (whether or not under any law, rule, regulation, regulatory order or organizational documents or contracts) relating to Common Units or a holder thereof (whether beneficial, constructive or otherwise) or any pledgee thereof would be subject to, including without limitation, any registration requirement, ownership limitation, reporting or informational requirement or mandatory redemption or transfer.
“Transfer Restriction” means, with respect to any Common Units, any condition to or restriction on the ability of the owner or any pledgee thereof to pledge, sell, assign or otherwise transfer such Common Units, or to enforce the provisions of any document related thereto whether set forth in such Common Units or in any document related thereto, including, without limitation, (i) any requirement that any sale, assignment or other transfer or enforcement for such Common Units be consented to or approved by any person, including, without limitation, the issuer thereof or any other obligor thereon, (ii) any limitation on the type or status, financial or otherwise, of any purchaser, pledgee, assignee or transferee of such Common Units, and (iii) any requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document of any person to the issuer of, any other obligor on or any registrar or transfer agent for, such Common Units, prior to the sale, pledge, assignment or other transfer or enforcement of such Common Units.

Partnership Agreements
1.(a)    The Partnership confirms that
(i)    at the time of the pledge thereof by Borrower, the Collateral Units will have been duly authorized and validly issued, will be fully paid and will not be subject to any preemptive or similar rights;
(ii)    as of the date hereof, other than the Relevant Agreements, this Issuer Agreement, the Early Call Option Exercise and Waiver Agreement and the Multi-Party Settlement Agreement, the Partnership has not entered into any agreements relating to the Collateral Units; and
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(iii)    it consents to the Borrower’s entering into the Loan Documents and the transactions contemplated thereby.
The term “Relevant Agreements” means the following agreements: (i) the Partnership Agreement, (ii) the Membership Interest Purchase Agreement by and among NEP Renewables, LLC, the Partnership, NEP JV Holdings, LLC and the Class B Purchasers party thereto (the “Membership Purchase Agreement”) and (iii) all other Transaction Documents (as defined in the Membership Purchase Agreement).
(b)    The Partnership confirms that (i) as of the date hereof, the Partnership will not consider Borrower to be an “affiliate” (within the meaning of Rule 144) of the Partnership and (ii) the Partnership would not consider the Lenders to be affiliates of the Partnership based solely on account of their rights and remedies under the Loan Documents or the exercise thereof in accordance with the terms of the Loan Documents following an event of default thereunder.
(c)    The Partnership agrees that, in connection with the removal of restrictive legends following receipt of the representation letter required by Section 8.08 of the Membership Purchase Agreement (as in effect on the date hereof) and in connection with a sale by Borrower of the Collateral Units consisting of the Common Units in reliance on Rule 144 under the Securities Act, as amended (“Rule 144”) in accordance with applicable law, it will also remove any restrictive “CUSIP” or similar restrictive identifier promptly (it being understood and agreed that this will not require the removal of any restriction required by the Partnership Agreement, including, without limitation, Section 4.7(c) thereof).
(d)    The Partnership agrees that, following receipt of notice from any Lender of the occurrence of (i) an event of default under the Loan Documents or (ii) a Permitted Sale Transaction (as defined in the Loan Agreement as of the date hereof) of the Collateral Units under the Loan Documents by the Lenders (or by the Lenders on behalf of the Borrower), except as required by applicable law and stock exchange rules, it will not take any actions that are intended to hinder or delay the exercise of any remedies against Borrower with respect to the Collateral Units by such Lender under the Security Agreement, or hinder or delay such Permitted Sale Transaction (as defined in the Loan Agreement as of the date hereof); provided, however, that the Partnership is entitled to require that Borrower and such Lender comply with applicable law, stock exchange rules and all provisions of the Partnership Agreement in connection with such Lender’s actions (including in connection with any exercise of remedies, or in connection with any Permitted Sale Transaction) with respect to the Collateral Units, including any applicable restrictions on transfer; provided, further, that for purposes of this Section 1(d), the Partnership will not be considered to have taken any actions that are intended to hinder or delay the exercise of any remedies against Borrower with respect to the Collateral Units by such Lender under the Security Agreement or hinder or delay such Permitted Sale Transaction if, (x) with respect to the transfer of any Common Units for which the DTC Conditions are not satisfied as of such date of request, the Partnership instructs its Transfer Agent to effect such transfer no later than two Business Days after Lender so instructs the Partnership or (y) with respect to any Common Units for which the DTC Conditions are satisfied as of such date of request, the Partnership, in the case of an event of default under the Loan
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Documents, effects the deposit of such relevant Common Units into the facilities of DTC, no later than 10:00 a.m. on the second Business Day after Lender so instructs the Partnership, in global, book-entry form and without any restrictive legends (other than any restrictive legends required by the Partnership Agreement, including pursuant to Section 4.7(c) thereof) to be credited to the Collateral Accounts of the relevant Lenders as specified by each such Lender; provided, further, that the Partnership shall use commercially reasonable efforts to cause the delivery of such certificates and/or legal opinions as may be required for the Transfer Agent to effect such deposit, subject only to the receipt of the Partnership of the opinion specified in Section 2(c) or 2(d), as the case may be, of this Issuer Agreement.
(e)    The Partnership agrees that upon (i) request from any Lender on behalf of the Borrower, if the DTC Conditions are satisfied as of such date of request, the Partnership will instruct its Transfer Agent to deposit the Collateral Units into the facilities of DTC, no later than two Business Days after such Lender so instructs the Partnership, in global, book-entry form and without any restrictive legends (other than any restrictive legends required by the Partnership Agreement, including pursuant to Section 4.7(c) thereof) to be credited to the Collateral Accounts of the relevant Lenders as specified by each such Lender and (ii) delivery of legal opinions of Simpson Thacher & Bartlett LLP substantially in the form of Exhibit B, or as may be required by the Transfer Agent; provided, further, that the Partnership shall use its reasonable efforts to cause the delivery of such certificates and/or reliance letters as may be required for the Transfer Agent to effect such deposit.
The term “DTC Conditions” means, as of any date, with respect to any Collateral Units (i) such date has been (x) more than twelve months following the pledge of such Collateral Units pursuant to the Security Agreement or (y) more than six months following the pledge of such Collateral Units pursuant to the Security Agreement and the Partnership has filed all reports and other materials required to be filed by Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable, during the preceding 12 months, other than Form 8-K reports, and such Collateral Units have been sold pursuant to Rule 144 or (ii) there is an effective registration statement on file with the Securities and Exchange Commission covering foreclosures and resales by each Lender (including any agent or trustee on its behalf) or any affiliate of each Lender of the applicable Common Units and such registration statement is available on such date, and such Collateral Units have been sold pursuant to such registration statement.
(f)    The Partnership confirms that it shall use commercially reasonable efforts to provide prompt notice to each Lender of any proposed Transfer Restriction or Restrictive Condition on the Collateral Units pursuant to the Partnership Agreement at least 25 days prior to the effectiveness of such Transfer Restriction or Restrictive Condition.
(g)    The Partnership agrees that (i) the pledge under the Security Agreement does not constitute a “transfer” (within the meaning of the Partnership Agreement) of any Collateral Units to the Lenders, and (ii) a pledgee who has foreclosed on such Collateral Units has the right to transfer such Collateral Units in a manner permitted under applicable law and in compliance with all provisions of the Partnership Agreement and such transfer of Collateral Units shall not be considered a violation or breach of the Partnership Agreement.
Lender Agreements
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2.Each Lender hereby acknowledges that the Collateral Units will be “restricted securities” within the meaning of Rule 144, and agrees that the Collateral Units may not be sold, except:
(a)    to the Partnership or any Subsidiary thereof;
(b)    pursuant to a transaction registered under the Securities Act;
(c)    in a transaction exempt from registration under the Securities Act; provided that as a condition to any such sale, the Partnership shall have received an opinion of counsel to Lender reasonably satisfactory to the Partnership, substantially in the form of Exhibit A; or
(d)    pursuant to Rule 144; provided that as a condition to any such sale, the Partnership shall have received an opinion of counsel to Lender reasonably acceptable to the Partnership, substantially in the form of Exhibit B; provided further that no such opinion is required if such sale occurs on or after the date that is one year following the date of the pledge of such Common Units.
3.Each Lender agrees that the Partnership will not be liable to such Lender or any of its Affiliates for any claims, liabilities, or expenses arising out of or relating to the Partnership’s performance under this Issuer Agreement (including, without limitation, the taking of any action, or refraining from taking any action, at such Lender’s direction) other than those claims, liabilities, or expenses that result directly from its acts or omissions constituting (i) fraud, (ii) gross negligence, (iii) willful misconduct or (iv) a material breach of Section 1(d) or Section 1(f) of this Issuer Agreement (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgement), and in no event will the Partnership be liable for any punitive, special, indirect, or consequential damages, including without limitation, lost profits (it being understood that any damages resulting from the inability to sell or transfer Collateral Units, or the diminution in Collateral Unit value, shall not be considered punitive, special, indirect or consequential).
4.Each Lender agrees that it will provide the Partnership with a notification of any termination or expiration of any of the Loan Documents or the repayment in full of all outstanding obligations under the Loan Documents.
5.Each Lender acknowledges and agrees that, notwithstanding anything to the contrary contained in this Issuer Agreement, any Loan Document or any other agreement, in no event shall the Partnership be required to exercise the Early Call Option, and the Partnership may exercise, or refrain from exercising, its rights with respect to the Early Call Option in its sole discretion.
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Borrower Acknowledgments and Agreements
6.Borrower hereby consents and acknowledges with the foregoing provisions of Sections 1 through 5 of this Issuer Agreement and acknowledges that the Partnership is permitted to comply with instructions, directions or orders of the Administrative Agent or each Lender, as applicable, hereunder or under the Partnership Agreement. Borrower agrees that it will not assign its rights to cause the Partnership to register any Collateral Units or any other rights it has pursuant to the Registration Rights Agreement in connection with the exercise of each Lender’s rights under the Loan Documents. Borrower represents and warrants to the Partnership and each Lender that, as of the date hereof, it will not be, and will not have been within the preceding three months, an “affiliate” (within the meaning of Rule 144) of the Partnership. Borrower represents and warrants that it is the beneficial owner of securities entitlements in respect of the Collateral Units.
7.Borrower agrees that the Partnership will not be liable to Borrower or any of its Affiliates for any claims, liabilities, or expenses arising out of or relating to the Partnership’s performance under this Issuer Agreement (including, without limitation, the taking of any action, or refraining from taking any action, at the Administrative Agent’s direction, order or instruction or at the direction, order or instruction of any Lender) other than those claims, liabilities, or expenses that result directly from its acts or omissions constituting (i) fraud, (ii) gross negligence or (iii) willful misconduct (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgement), and in no event will the Partnership be liable for any punitive, special, indirect, or consequential damages, including without limitation, lost profits or the diminution in Collateral Unit value. Without limiting the generality of the foregoing, in no event shall Partnership be liable to Borrower for acting in accordance with or conclusively relying upon any power of attorney purported to be granted to the Lenders by the Borrower. Partnership shall be entitled to conclusively rely upon any such power of attorney without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. Partnership may act in conclusive reliance upon any such power of attorney and may assume that any person purporting to execute such power of attorney has been duly authorized to do so. Partnership shall not be responsible in any respect for the form, execution, validity, value or genuineness of any such power of attorney, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document.
Control Agreements
8.Other than any Collateral Units held through the facilities of DTC, Partnership hereby agrees to comply with instructions (within the meaning of Section 8-102(a)(12) of the UCC) originated by each Lender with respect to its portion of the Collateral Units (as set forth in Annex B), without further consent by Borrower.
9.Borrower instructs the Partnership to, and the Partnership agrees to, make all cash payments and distributions in respect of the Collateral Units, including, without limitation, dividend payments, directly to the Administrative Agent at the wire instructions specified in Annex A. Any change to the foregoing instructions must be made by the Administrative Agent. Any non-cash payments and distributions in respect of the Collateral Units shall be subject to the provisions of Section 8 through Section 10. For the avoidance of doubt, to the extent that any of the Collateral Units are held through the facilities of DTC, dividends and distributions on such Collateral Units can be paid or delivered (as the case may be) to such account through the facilities of, and subject to regular procedures of, DTC.
10.The Administrative Agent may update Annex B at any time by written notice to the Partnership. The Partnership shall be entitled to rely on Annex B, as updated by the
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Administrative Agent, without any independent investigation, as conclusive evidence as to the identity of each Lender and its portion of Collateral Units.
11.Borrower hereby represents and warrants that the Partnership is the issuer (within the meaning of 8-201 of the UCC) of the Collateral Units, the Borrower is the registered owner of the Collateral Units, the Collateral Units are uncertificated securities (within the meaning of 8-102(a)(18) of the UCC) and the Partnership is a Delaware limited partnership. Each Lender hereby represents and warrants that pursuant to the Security Agreement each Lender has a security interest in the Collateral Units.
Miscellaneous
12.In the event of any conflict between the provisions of this Issuer Agreement and any other agreement governing the Collateral Units, the provisions of this Issuer Agreement shall control.
13.The parties hereto agree and acknowledge that the Loan Agreement and the Related Transaction (as defined therein) are collectively being entered into to replace that certain Margin Loan Credit Agreement dated as of August 31, 2018, among WRP Investco L.P, WRP Investco GP LLC, Citibank N.A., MUFG Union Bank, N.A. and the other lending institutions from time to time a party thereto).
14.The provisions, acknowledgments and undertakings of this Issuer Agreement shall inure to the benefit of the Lenders and their successors and assigns permitted under the Loan Agreement. Any assignee of a Lender’s rights and obligations under the Loan Agreement shall enter into a joinder to this Issuer Agreement in form and substance reasonably satisfactory to the Partnership and Borrower, or shall deliver to the Partnership and Borrower a counterpart, executed by the assignee, of a substantially identical agreement, and the Partnership and Borrower shall promptly accept such assignment.
15.Any notice hereunder may be given (i) to the Lenders at the addresses set forth in Annex A or as otherwise identified to the Partnership in writing, (ii) to the Partnership by certified or registered mail or overnight courier delivered to the following addresses: NextEra Energy Partners, LP, 700 Universe Boulevard, Juno Beach, Florida, 33408 Attention: Treasurer and NextEra Energy Partners, LP, 700 Universe Boulevard, Juno Beach, Florida 33408, Attention: Daniel Lotano (with a copy to, which shall not constitute notice: NextEra Energy Partners, LP, 700 Universe Boulevard, Juno Beach, Florida 33408, Attention: Jessica L. Aldridge, Email: Jessica.Aldridge@nexteraenergy.com) and (iii) to the Borrower by electronic mail delivered to the following address: matthew.raben@blackrock.com or as otherwise provided in paragraph (a) immediately below. Any notice to the Partnership shall be effective upon receipt. Any notice to the Lenders or the Borrower that is delivered by electronic mail shall be deemed delivered absent a failure to deliver notice is delivered within 30 minutes of such notice or communication being sent (it being understood that an “out of office” reply does not constitute a failure to deliver for this purpose). Notice to the Lenders or Borrower may also be given by overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

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For Borrower: c/o BlackRock Real Assets

1 Lafayette Place,

Greenwich, CT 06830
Tel: 203-863-6000
Fax: 203-863-6031
Attn: Matthew Raben
Email: matthew.raben@blackrock.com

With a copy (which shall not constitute notice) to:

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Michael Evry
Email: legaltransactions@blackrock.com

With a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
T: +1-212-455-2881
Attn: Jonathan Lindabury
Email: Jonathan.Lindabury@stblaw.com

16.This Issuer Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
17.Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York in any action or proceeding arising out of or relating to this Issuer Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Service of any process, summons, notice or document by registered mail addressed to the Partnership at 700 Universe Boulevard, Juno
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Beach, Florida 33408, Attention: General Counsel shall be effective service of process against the Partnership for any suit, action or proceeding brought in any such court.
18.EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ISSUER AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS ISSUER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.
19.This Issuer Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Issuer Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Issuer Agreement constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Issuer Agreement shall become effective when it shall have been executed by each of the parties hereto and when each of the parties hereto shall have received counterparts hereof, which, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Issuer Agreement by facsimile, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Issuer Agreement. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Issuer Agreement or any document to be signed in connection with this Issuer Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
20.Each party hereto hereby agrees that it will negotiate in good faith to amend the terms of this Issuer Agreement in order to preserve the substance and intent of this Issuer Agreement in the event that due to a change in circumstance following the date hereof, the Lenders determine in their commercially reasonable discretion that it is necessary to perfect its security interest in the Collateral Units in a manner other than as contemplated by this Issuer Agreement or would not be commercially practicable to do so (including, but not limited to, the issuance of the Collateral Units in certificated form, registered in the name of the Lenders, their nominee or any other securities intermediary identified by the Lenders, in accordance with the Loan Documentation).
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21.No provision of this Issuer Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or, in the case of a waiver, by the party against whom the waiver is to be effective. Except for Sections 3, 6, 7, 15, 16, 17, 18 and 20 of this Issuer Agreement, this Issuer Agreement shall automatically terminate upon the payment in full of all outstanding obligations under the Loan Agreement (other than contingent and expense reimbursement obligations not yet due and payable).

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If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof, whereupon this Issuer Agreement shall become a binding agreement between us.

Very truly yours,

WRP INVESTCO II L.P.,
as Borrower

By:	WRP INVESTCO II GP LLC, its general partner

By:
Name:
Title:

CITIBANK, N.A.,
as Administrative Agent

By:
Name:
Title:

CITIBANK, N.A.,
as a Lender

By:
Name:
Title:

Accepted and agreed:

NEXTERA ENERGY PARTNERS, LP

By:

[Signature Page to Letter and Control Agreement]

US-DOCS\127253134.5

Name:
Title:

[Signature Page to Letter and Control Agreement]
US-DOCS\127253134.5

ANNEX A
LENDER ADDRESSES:

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Telephone: (212) 723-5757
Email: james.heathcote@citi.com;
eric.natelson@citi.com;
grant.mortell@citi.com;
bianca.gotuaco@citi.com;
dustin.c.sheppard@citi.com;
eq.us.corporates.middle.office@citi.com;

with a copy (which shall not constitute notice) to:

yin.wu@citi.com; mickey.alterman@citi.com

WIRE INSTRUCTIONS:

[ • ]

Annex A
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ANNEX B
Citibank, N.A. Collateral Units:

[ • ] Common Units (the “Common Units”) of NextEra Energy Partners, LP, a Delaware limited partnership (the “Partnership”) the Borrower will receive from the Partnership pursuant to Section 5.9(b)(ii) of the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, as in effect on the date hereof (as it may be amended from time to time, the “Partnership Agreement”) (the “Collateral Units”).

Annex B
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Exhibit A
Form of Opinion of Counsel
NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, FL 33408
Ladies and Gentlemen:
We are acting as counsel for [Name of Lender] (“Secured Party”) in connection with the sale by it of [____] Common Units (the “Common Units”) of NextEra Energy Partners, LP, a Delaware limited partnership (the “Partnership”) that were pledged to it by WRP Investco II L.P. (“Borrower”) to secure Borrower’s obligations pursuant to the Margin Loan Agreement dated as of November 12, 2021 among, inter alia, Borrower and Secured Party.
We have examined a representation letter from Secured Party dated as of [____] (the “Seller’s Letter”) with respect to the sale of the Common Units. In rendering the opinion expressed herein, we have relied exclusively on the Seller’s Letter, a copy of which is attached hereto as Schedule I, as to matters of fact, and we have without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all signatures on all documents that we reviewed are genuine, (iv) all natural persons executing documents had and have the legal capacity to do so and (v) all statements in the Seller’s Letter were and are accurate.
Based on the foregoing, we are of the opinion that the Common Units may be sold by Secured Party without registration under the Securities Act of 1933, as amended, it being understood that no opinion is expressed as to any subsequent offer or resale of any Common Units.
This opinion is limited to the federal securities laws of the United States of America.
This opinion is rendered solely to you in connection with the proposed sale of the Common Units by Secured Party. This opinion may not be relied upon by you for any other purpose or relied upon by any other person or furnished to any other person without our prior written consent (provided that this opinion (x) may be disclosed to persons having regulatory authority over you without our prior consent and (y) may be disclosed in connection with any litigation, arbitration or similar proceeding with respect to the sale of the Common Units by Secured Party).
Very truly yours,

Exhibit A-1
US-DOCS\127253134.5

Schedule I to Exhibit A
Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10020
NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, FL 33408
Re:    Sale of [_____] Common Units (the “Common Units”) of NextEra Energy Partners, LP (the “Partnership”) to Qualified Institutional Buyers in a Private Placement
Ladies and Gentlemen:
We hereby refer to the Security Agreement dated as of [_____] (the “Security Agreement”) between [Name of Lender] (“we,” “our” or “us”) and WRP Investco II L.P. (“Borrower”) pursuant to which Borrower has pledged to us Common Units of the Partnership (the “Pledged Units”) to secure Borrower’s obligations pursuant to the Margin Loan Agreement dated as of November 12, 2021 among, inter alia, Borrower and Secured Party.
In connection with our proposed sale, as pledgee under the Security Agreement, of the Common Units in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), we represent and warrant to you:
(a)    The Common Units are being sold only to purchasers that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or to purchasers that we and any person acting on our behalf reasonably believe are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act). We have notified the purchasers of the restrictions on further transfer of the Common Units, and each purchaser is aware that the Common Units are being sold by us pursuant to an exemption from registration under the Securities Act for private placements of securities.
(b)    The Partnership is subject to Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.
(c)    Neither we nor any person acting on our behalf has offered or sold the Common Units by any form of general solicitation or general advertising.
Very truly yours,

[Name of Lender]

By:
Name:
Title:

Schedule I-1 to Exhibit A

US-DOCS\127253134.5

Exhibit B
Form of Opinion of Counsel
NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, FL 33408
Ladies and Gentlemen:
We are acting as counsel for [Name of Lender] (“Secured Party”) in connection with the sale by it of [____] Common Units (the “Common Units”) of NextEra Energy Partners, LP, a Delaware limited partnership (the “Partnership”) that were pledged to it by WRP Investco II L.P. (“Borrower”) to secure Borrower’s obligations pursuant to the Margin Loan Agreement dated as of November 12, 2021 among, inter alia, Borrower and Secured Party.
We have examined a representation letter from Secured Party dated as of [____] (the “Seller’s Letter”) with respect to the sale of the Common Units. In rendering the opinion expressed herein, we have relied exclusively on the Seller’s Letter, a copy of which is attached hereto as Schedule I, as to matters of fact, and we have without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all signatures on all documents that we reviewed are genuine, (iv) all natural persons executing documents had and have the legal capacity to do so and (v) all statements in the Seller’s Letter were and are accurate.
Based on the foregoing, we are of the opinion that the Common Units may be sold by Secured Party as described in the Seller’s Letter without registration under the Securities Act of 1933, as amended, in reliance of Rule 144 promulgated thereunder and that any restrictive legends concerning transfers of the Common Units may be removed.
This opinion is limited to the federal securities laws of the United States of America.
This opinion is rendered solely to you in connection with the proposed sale of the Common Units by Secured Party. This opinion may not be relied upon by you for any other purpose or relied upon by any other person or furnished to any other person without our prior written consent (provided that this opinion (x) may be disclosed to persons having regulatory authority over you without our prior consent and (y) may be disclosed in connection with any litigation, arbitration or similar proceeding with respect to the sale of the Common Units by Secured Party).

Very truly yours,

Exhibit B

US-DOCS\127253134.5

Schedule I to Exhibit B
Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10020
NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, FL 33408
Re:    Sale of [____] Common Units (the “Common Units”) of NextEra Energy Partners, LP (the “Partnership”) to Qualified Institutional Buyers in a Private Placement
Ladies and Gentlemen:
We hereby refer to the Security Agreement dated as of [_____] (the “Security Agreement”) between [Name of Lender] (“we,” “our” or “us”) and WRP Investco II L.P. (“Borrower”) pursuant to which Borrower has pledged to us Common Units of the Partnership (the “Pledged Units”) to secure Borrower’s obligations pursuant to the Margin Loan Agreement dated as of November 12, 2021 among, inter alia, Borrower and Secured Party.
In connection with our proposed sale, as pledgee under the Security Agreement, of the Common Units pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), we represent and warrant to you:
(a)    We are not an “affiliate” of the Partnership within the meaning of Rule 144 under the Securities Act and have not been such an “affiliate” of the Partnership within the meaning of Rule 144 under the Securities Act at any time during the three month period ending the date hereof.
(b)    The Partnership is, and has been for a period of at least 90 days immediately before the proposed date of such proposed sale, subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended.
(c)    A period of at least [six][twelve] months has elapsed for purposes of Rule 144(d) under the Securities Act since the date the Pledged Units were pledged to us.
(d)    [The Partnership has satisfied the conditions set forth in Rule 144(c)(1) under the Securities Act at the time of the proposed sale.]
Very truly yours,

[Name of Lender]

By:
Name:
Title:

Schedule I-1 to Exhibit B

US-DOCS\127253134.5

Execution Version
LETTER AND CONTROL AGREEMENT
[ • ], 2021
NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, FL 33408
Ladies and Gentlemen:
Reference is made to (i) the Margin Loan Agreement dated as of November 12, 2021 (as amended or supplemented from time to time, the “Loan Agreement”) among WRP Investco L.P., a Delaware limited partnership, as Borrower (“Borrower”), WRP Investco GP LLC, a Delaware limited liability company as Borrower’s general partner, Citibank, N.A., as administrative agent (in such capacity, together with its successors and permitted assigns in such capacity, the “Administrative Agent”) and as calculation agent, and the lenders party thereto from time to time (each, a “Lender”, and collectively, the “Lenders”) and (ii) the Security Agreement dated as of November 12, 2021 (as defined below) between Borrower, the Administrative Agent and the Lenders and each other lender party thereto (as amended or supplemented from time to time, the “Security Agreement” and, together with the Loan Agreement, the “Loan Documents”).
Pursuant to the Security Agreement, Borrower has pledged to the Lenders [ • ] Common Units (the “Collateral Units”) of NextEra Energy Partners, LP, a Delaware limited partnership (the “Partnership”), that the Borrower has received from the Partnership pursuant to the Early Call Option Exercise and Waiver Agreement, which Collateral Units are subject to the terms of the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, as in effect on the date hereof (as it may be amended from time to time, the “Partnership Agreement”) to secure Borrower’s obligations pursuant to the Loan Agreement. The loan and the related pledge under the Loan Documents are referred to herein as the “Transactions.” Borrower represents and warrants to the Partnership that it is the registered owner of the Collateral Units and the pledge of the Collateral Units is a bona fide pledge and that the Loan Documents and the loans and other transactions under and related to the Loan Documents constitute Permitted Loans.
This Letter and Control Agreement (this “Issuer Agreement”) memorializes certain understandings among the Partnership, the Lenders and Borrower and may be relied upon by parties that become Lenders under the Loan Agreement in accordance with the terms thereof (as in effect on the date hereof) on or following the date hereof. Capitalized terms used but not otherwise defined in this Issuer Agreement shall have the meanings given to them in the Partnership Agreement.
Definitions
“Early Call Option” has the meaning set forth in the Early Call Option Exercise and Waiver Agreement.
“Early Call Option Exercise and Waiver Agreement” means that certain Early Call Option Exercise and Waiver Agreement dated as of November 12, 2021, by and among NEP Renewables Holdings LLC, Global Energy & Power Infrastructure II Advisors, L.L.C., Western Renewables Partners Holdings L.P., Western Renewables Partners LLC and the Partnership.
“Collateral Account” means each of the collateral accounts pledged in connection with the Loan Agreement.

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“Multi-Party Settlement Agreement” means the Settlement Agreement, dated as of November 12, 2021, by and among NEP Renewables LLC, the Partnership, NEP Renewables Holdings LLC, Western Renewables Partners LLC, the Borrower, WRP Investco II L.P., Western Renewables Partners Intermediate LLC, Citibank, N.A. and MUFG Bank, Ltd.
“Restrictive Condition” means (i) any equityholders agreement, voting agreement, investor rights agreement, lock-up agreement or any similar agreement relating to Common Units, and (ii) any restriction, condition or requirement (whether or not under any law, rule, regulation, regulatory order or organizational documents or contracts) relating to Common Units or a holder thereof (whether beneficial, constructive or otherwise) or any pledgee thereof would be subject to, including without limitation, any registration requirement, ownership limitation, reporting or informational requirement or mandatory redemption or transfer.
“Transfer Restriction” means, with respect to any Common Units, any condition to or restriction on the ability of the owner or any pledgee thereof to pledge, sell, assign or otherwise transfer such Common Units, or to enforce the provisions of any document related thereto whether set forth in such Common Units or in any document related thereto, including, without limitation, (i) any requirement that any sale, assignment or other transfer or enforcement for such Common Units be consented to or approved by any person, including, without limitation, the issuer thereof or any other obligor thereon, (ii) any limitation on the type or status, financial or otherwise, of any purchaser, pledgee, assignee or transferee of such Common Units, and (iii) any requirement for the delivery of any certificate, consent, agreement, opinion of counsel, notice or any other document of any person to the issuer of, any other obligor on or any registrar or transfer agent for, such Common Units, prior to the sale, pledge, assignment or other transfer or enforcement of such Common Units.

Partnership Agreements
1.(a)    The Partnership confirms that
(i)    at the time of the pledge thereof by Borrower, the Collateral Units will have been duly authorized and validly issued, will be fully paid and will not be subject to any preemptive or similar rights;
(ii)    as of the date hereof, other than the Relevant Agreements, this Issuer Agreement, the Early Call Option Exercise and Waiver Agreement and the Multi-Party Settlement Agreement, the Partnership has not entered into any agreements relating to the Collateral Units; and
(iii)    it consents to the Borrower’s entering into the Loan Documents and the transactions contemplated thereby.
The term “Relevant Agreements” means the following agreements: (i) the Partnership Agreement, (ii) the Membership Interest Purchase Agreement by and among NEP Renewables, LLC, the Partnership, NEP JV Holdings, LLC and the Class B Purchasers party thereto (the “Membership Purchase Agreement”) and (iii) all other Transaction Documents (as defined in the Membership Purchase Agreement).
(b)    The Partnership confirms that (i) as of the date hereof, the Partnership will not consider Borrower to be an “affiliate” (within the meaning of Rule 144) of the Partnership and (ii) the Partnership would not consider the Lenders to be affiliates of the Partnership based solely on account of their rights and remedies under the Loan Documents or the exercise thereof in accordance with the terms of the Loan Documents following an event of default thereunder.

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(c)    The Partnership agrees that, in connection with the removal of restrictive legends following receipt of the representation letter required by Section 8.08 of the Membership Purchase Agreement (as in effect on the date hereof) and in connection with a sale by Borrower of the Collateral Units consisting of the Common Units in reliance on Rule 144 under the Securities Act, as amended (“Rule 144”) in accordance with applicable law, it will also remove any restrictive “CUSIP” or similar restrictive identifier promptly (it being understood and agreed that this will not require the removal of any restriction required by the Partnership Agreement, including, without limitation, Section 4.7(c) thereof).
(d)    The Partnership agrees that, following receipt of notice from any Lender of the occurrence of (i) an event of default under the Loan Documents or (ii) a Permitted Sale Transaction (as defined in the Loan Agreement as of the date hereof) of the Collateral Units under the Loan Documents by the Lenders (or by the Lenders on behalf of the Borrower), except as required by applicable law and stock exchange rules, it will not take any actions that are intended to hinder or delay the exercise of any remedies against Borrower with respect to the Collateral Units by such Lender under the Security Agreement, or hinder or delay such Permitted Sale Transaction (as defined in the Loan Agreement as of the date hereof); provided, however, that the Partnership is entitled to require that Borrower and such Lender comply with applicable law, stock exchange rules and all provisions of the Partnership Agreement in connection with such Lender’s actions (including in connection with any exercise of remedies, or in connection with any Permitted Sale Transaction) with respect to the Collateral Units, including any applicable restrictions on transfer; provided, further, that for purposes of this Section 1(d), the Partnership will not be considered to have taken any actions that are intended to hinder or delay the exercise of any remedies against Borrower with respect to the Collateral Units by such Lender under the Security Agreement or hinder or delay such Permitted Sale Transaction if, (x) with respect to the transfer of any Common Units for which the DTC Conditions are not satisfied as of such date of request, the Partnership instructs its Transfer Agent to effect such transfer no later than two Business Days after Lender so instructs the Partnership or (y) with respect to any Common Units for which the DTC Conditions are satisfied as of such date of request, the Partnership, in the case of an event of default under the Loan Documents, effects the deposit of such relevant Common Units into the facilities of DTC, no later than 10:00 a.m. on the second Business Day after Lender so instructs the Partnership, in global, book-entry form and without any restrictive legends (other than any restrictive legends required by the Partnership Agreement, including pursuant to Section 4.7(c) thereof) to be credited to the Collateral Accounts of the relevant Lenders as specified by each such Lender; provided, further, that the Partnership shall use commercially reasonable efforts to cause the delivery of such certificates and/or legal opinions as may be required for the Transfer Agent to effect such deposit, subject only to the receipt of the Partnership of the opinion specified in Section 2(c) or 2(d), as the case may be, of this Issuer Agreement.

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(e)    The Partnership agrees that upon (i) request from any Lender on behalf of the Borrower, if the DTC Conditions are satisfied as of such date of request, the Partnership will instruct its Transfer Agent to deposit the Collateral Units into the facilities of DTC, no later than two Business Days after such Lender so instructs the Partnership, in global, book-entry form and without any restrictive legends (other than any restrictive legends required by the Partnership Agreement, including pursuant to Section 4.7(c) thereof) to be credited to the Collateral Accounts of the relevant Lenders as specified by each such Lender and (ii) delivery of legal opinions of Simpson Thacher & Bartlett LLP substantially in the form of Exhibit B, or as may be required by the Transfer Agent; provided, further, that the Partnership shall use its reasonable efforts to cause the delivery of such certificates and/or reliance letters as may be required for the Transfer Agent to effect such deposit.
The term “DTC Conditions” means, as of any date, with respect to any Collateral Units (i) such date has been (x) more than twelve months following the pledge of such Collateral Units pursuant to the Security Agreement or (y) more than six months following the pledge of such Collateral Units pursuant to the Security Agreement and the Partnership has filed all reports and other materials required to be filed by Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended, as applicable, during the preceding 12 months, other than Form 8-K reports, and such Collateral Units have been sold pursuant to Rule 144 or (ii) there is an effective registration statement on file with the Securities and Exchange Commission covering foreclosures and resales by each Lender (including any agent or trustee on its behalf) or any affiliate of each Lender of the applicable Common Units and such registration statement is available on such date, and such Collateral Units have been sold pursuant to such registration statement.
(f)    The Partnership confirms that it shall use commercially reasonable efforts to provide prompt notice to each Lender of any proposed Transfer Restriction or Restrictive Condition on the Collateral Units pursuant to the Partnership Agreement at least 25 days prior to the effectiveness of such Transfer Restriction or Restrictive Condition.
(g)    The Partnership agrees that (i) the pledge under the Security Agreement does not constitute a “transfer” (within the meaning of the Partnership Agreement) of any Collateral Units to the Lenders, and (ii) a pledgee who has foreclosed on such Collateral Units has the right to transfer such Collateral Units in a manner permitted under applicable law and in compliance with all provisions of the Partnership Agreement and such transfer of Collateral Units shall not be considered a violation or breach of the Partnership Agreement.

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Lender Agreements
2.Each Lender hereby acknowledges that the Collateral Units will be “restricted securities” within the meaning of Rule 144, and agrees that the Collateral Units may not be sold, except:
(a)    to the Partnership or any Subsidiary thereof;
(b)    pursuant to a transaction registered under the Securities Act;
(c)    in a transaction exempt from registration under the Securities Act; provided that as a condition to any such sale, the Partnership shall have received an opinion of counsel to Lender reasonably satisfactory to the Partnership, substantially in the form of Exhibit A; or
(d)    pursuant to Rule 144; provided that as a condition to any such sale, the Partnership shall have received an opinion of counsel to Lender reasonably acceptable to the Partnership, substantially in the form of Exhibit B; provided further that no such opinion is required if such sale occurs on or after the date that is one year following the date of the pledge of such Common Units.
3.Each Lender agrees that the Partnership will not be liable to such Lender or any of its Affiliates for any claims, liabilities, or expenses arising out of or relating to the Partnership’s performance under this Issuer Agreement (including, without limitation, the taking of any action, or refraining from taking any action, at such Lender’s direction) other than those claims, liabilities, or expenses that result directly from its acts or omissions constituting (i) fraud, (ii) gross negligence, (iii) willful misconduct or (iv) a material breach of Section 1(d) or Section 1(f) of this Issuer Agreement (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgement), and in no event will the Partnership be liable for any punitive, special, indirect, or consequential damages, including without limitation, lost profits (it being understood that any damages resulting from the inability to sell or transfer Collateral Units, or the diminution in Collateral Unit value, shall not be considered punitive, special, indirect or consequential).
4.Each Lender agrees that it will provide the Partnership with a notification of any termination or expiration of any of the Loan Documents or the repayment in full of all outstanding obligations under the Loan Documents.
5.Each Lender acknowledges and agrees that, notwithstanding anything to the contrary contained in this Issuer Agreement, any Loan Document or any other agreement, in no event shall the Partnership be required to exercise the Early Call Option, and the Partnership may exercise, or refrain from exercising, its rights with respect to the Early Call Option in its sole discretion.
Borrower Acknowledgments and Agreements

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6.Borrower hereby consents and acknowledges with the foregoing provisions of Sections 1 through 5 of this Issuer Agreement and acknowledges that the Partnership is permitted to comply with instructions, directions or orders of the Administrative Agent or each Lender, as applicable, hereunder or under the Partnership Agreement. Borrower agrees that it will not assign its rights to cause the Partnership to register any Collateral Units or any other rights it has pursuant to the Registration Rights Agreement in connection with the exercise of each Lender’s rights under the Loan Documents. Borrower represents and warrants to the Partnership and each Lender that, as of the date hereof, it will not be, and will not have been within the preceding three months, an “affiliate” (within the meaning of Rule 144) of the Partnership. Borrower represents and warrants that it is the beneficial owner of securities entitlements in respect of the Collateral Units.
7.Borrower agrees that the Partnership will not be liable to Borrower or any of its Affiliates for any claims, liabilities, or expenses arising out of or relating to the Partnership’s performance under this Issuer Agreement (including, without limitation, the taking of any action, or refraining from taking any action, at the Administrative Agent’s direction, order or instruction or at the direction, order or instruction of any Lender) other than those claims, liabilities, or expenses that result directly from its acts or omissions constituting (i) fraud, (ii) gross negligence or (iii) willful misconduct (in each case, as determined by a court of competent jurisdiction in a final and non-appealable judgement), and in no event will the Partnership be liable for any punitive, special, indirect, or consequential damages, including without limitation, lost profits or the diminution in Collateral Unit value. Without limiting the generality of the foregoing, in no event shall Partnership be liable to Borrower for acting in accordance with or conclusively relying upon any power of attorney purported to be granted to the Lenders by the Borrower. Partnership shall be entitled to conclusively rely upon any such power of attorney without being required to determine the authenticity or the correctness of any fact stated therein or the propriety or validity or the service thereof. Partnership may act in conclusive reliance upon any such power of attorney and may assume that any person purporting to execute such power of attorney has been duly authorized to do so. Partnership shall not be responsible in any respect for the form, execution, validity, value or genuineness of any such power of attorney, or for any description therein, or for the identity, authority or rights of persons executing or delivering or purporting to execute or deliver any such document.
Control Agreements
8.Other than any Collateral Units held through the facilities of DTC, Partnership hereby agrees to comply with instructions (within the meaning of Section 8-102(a)(12) of the UCC) originated by each Lender with respect to its portion of the Collateral Units (as set forth in Annex B), without further consent by Borrower.
9.Borrower instructs the Partnership to, and the Partnership agrees to, make all cash payments and distributions in respect of the Collateral Units, including, without limitation, dividend payments, directly to the Administrative Agent at the wire instructions specified in Annex A. Any change to the foregoing instructions must be made by the Administrative Agent. Any non-cash payments and distributions in respect of the Collateral Units shall be subject to the provisions of Section 8 through Section 10. For the avoidance of doubt, to the extent that any of the Collateral Units are held through the facilities of DTC, dividends and distributions on such Collateral Units can be paid or delivered (as the case may be) to such account through the facilities of, and subject to regular procedures of, DTC.

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10.The Administrative Agent may update Annex B at any time by written notice to the Partnership. The Partnership shall be entitled to rely on Annex B, as updated by the Administrative Agent, without any independent investigation, as conclusive evidence as to the identity of each Lender and its portion of Collateral Units.
11.Borrower hereby represents and warrants that the Partnership is the issuer (within the meaning of 8-201 of the UCC) of the Collateral Units, the Borrower is the registered owner of the Collateral Units, the Collateral Units are uncertificated securities (within the meaning of 8-102(a)(18) of the UCC) and the Partnership is a Delaware limited partnership. Each Lender hereby represents and warrants that pursuant to the Security Agreement each Lender has a security interest in the Collateral Units.
Miscellaneous
12.In the event of any conflict between the provisions of this Issuer Agreement and any other agreement governing the Collateral Units, the provisions of this Issuer Agreement shall control.
13.The parties hereto agree and acknowledge that the Loan Agreement and the Related Transaction (as defined therein) are collectively being entered into to replace that certain Margin Loan Credit Agreement dated as of August 31, 2018, among WRP Investco L.P, WRP Investco GP LLC, Citibank N.A., MUFG Union Bank, N.A. and the other lending institutions from time to time a party thereto).
14.The provisions, acknowledgments and undertakings of this Issuer Agreement shall inure to the benefit of the Lenders and their successors and assigns permitted under the Loan Agreement. Any assignee of a Lender’s rights and obligations under the Loan Agreement shall enter into a joinder to this Issuer Agreement in form and substance reasonably satisfactory to the Partnership and Borrower, or shall deliver to the Partnership and Borrower a counterpart, executed by the assignee, of a substantially identical agreement, and the Partnership and Borrower shall promptly accept such assignment.
15.Any notice hereunder may be given (i) to the Lenders at the addresses set forth in Annex A or as otherwise identified to the Partnership in writing, (ii) to the Partnership by certified or registered mail or overnight courier delivered to the following addresses: NextEra Energy Partners, LP, 700 Universe Boulevard, Juno Beach, Florida, 33408 Attention: Treasurer and NextEra Energy Partners, LP, 700 Universe Boulevard, Juno Beach, Florida 33408, Attention: Daniel Lotano (with a copy to, which shall not constitute notice: NextEra Energy Partners, LP, 700 Universe Boulevard, Juno Beach, Florida 33408, Attention: Jessica L. Aldridge, Email: Jessica.Aldridge@nexteraenergy.com) and (iii) to the Borrower by electronic mail delivered to the following address: matthew.raben@blackrock.com or as otherwise provided in paragraph (a) immediately below. Any notice to the Partnership shall be effective upon receipt. Any notice to the Lenders or the Borrower that is delivered by electronic mail shall be deemed delivered absent a failure to deliver notice is delivered within 30 minutes of such notice or communication being sent (it being understood that an “out of office” reply does not constitute a failure to deliver for this purpose). Notice to the Lenders or Borrower may also be given by overnight courier service, mailed by certified or registered mail or sent by facsimile as follows:

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For Borrower: c/o BlackRock Real Assets

1 Lafayette Place,

Greenwich, CT 06830
Tel: 203-863-6000
Fax: 203-863-6031
Attn: Matthew Raben
Email: matthew.raben@blackrock.com

With a copy (which shall not constitute notice) to:

c/o BlackRock, Inc.
Office of the General Counsel
40 East 52nd Street
New York, NY 10022
Attn: David Maryles and Michael Evry
Email: legaltransactions@blackrock.com

With a copy (which shall not constitute notice) to:

Simpson Thacher & Bartlett LLP
425 Lexington Avenue
New York, NY 10017
T: +1-212-455-2881
Attn: Jonathan Lindabury
Email: Jonathan.Lindabury@stblaw.com

16.This Issuer Agreement shall be governed by, and construed in accordance with, the laws of the State of New York.
17.Each party hereto hereby irrevocably and unconditionally submits, for itself and its property, to the exclusive jurisdiction of any U.S. federal or New York state court sitting in New York, New York in any action or proceeding arising out of or relating to this Issuer Agreement, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such New York State or, to the extent permitted by law, in such federal court. Each of the parties hereto agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Service of any process, summons, notice or

US-DOCS\126954823.22

document by registered mail addressed to the Partnership at 700 Universe Boulevard, Juno Beach, Florida 33408, Attention: General Counsel shall be effective service of process against the Partnership for any suit, action or proceeding brought in any such court.
18.EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS ISSUER AGREEMENT OR THE TRANSACTION CONTEMPLATED HEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OR ANY OTHER PARTY HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PARTY WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS ISSUER AGREEMENT BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION 18.
19.This Issuer Agreement may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Issuer Agreement by facsimile or other electronic transmission shall be effective as delivery of a manually executed counterpart hereof. This Issuer Agreement constitutes the entire agreement among the parties relating to the subject matter hereof and supersedes any and all previous agreements and understandings, oral or written, relating to the subject matter hereof. This Issuer Agreement shall become effective when it shall have been executed by each of the parties hereto and when each of the parties hereto shall have received counterparts hereof, which, when taken together, bear the signatures of each of the other parties hereto. Delivery of an executed counterpart of a signature page of this Issuer Agreement by facsimile, emailed .pdf or any other electronic means that reproduces an image of the actual executed signature page shall be effective as delivery of a manually executed counterpart of this Issuer Agreement. The words “delivery,” “execution,” “execute,” “signed,” “signature,” and words of like import in or related to this Issuer Agreement or any document to be signed in connection with this Issuer Agreement and the transactions contemplated hereby shall be deemed to include electronic signatures which shall be of the same legal effect, validity or enforceability as a manually executed signature, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.
20.Each party hereto hereby agrees that it will negotiate in good faith to amend the terms of this Issuer Agreement in order to preserve the substance and intent of this Issuer Agreement in the event that due to a change in circumstance following the date hereof, the Lenders determine in their commercially reasonable discretion that it is necessary to perfect its security interest in the Collateral Units in a manner other than as contemplated by this Issuer Agreement or would not be commercially practicable to do so (including, but not limited to, the issuance of the Collateral Units in certificated form, registered in the name of the Lenders, their nominee or any other securities intermediary identified by the Lenders, in accordance with the Loan Documentation).

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21.No provision of this Issuer Agreement may be amended or waived unless such amendment or waiver is in writing and signed, in the case of an amendment, by the parties hereto, or, in the case of a waiver, by the party against whom the waiver is to be effective. Except for Sections 3, 6, 7, 15, 16, 17, 18 and 20 of this Issuer Agreement, this Issuer Agreement shall automatically terminate upon the payment in full of all outstanding obligations under the Loan Agreement (other than contingent and expense reimbursement obligations not yet due and payable).

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If the foregoing correctly sets forth our understanding, please indicate your acceptance of the terms hereof by returning to us an executed counterpart hereof, whereupon this Issuer Agreement shall become a binding agreement between us.

Very truly yours,

WRP INVESTCO L.P.,
as Borrower

By:	WRP INVESTCO GP LLC, its general partner

By:
Name:
Title:

CITIBANK, N.A.,
as Administrative Agent

By:
Name:
Title:

CITIBANK, N.A.,
as a Lender

By:
Name:
Title:

MUFG UNION BANK, N.A.,
as a Lender

By:
Name:
Title:

[Signature Page to Letter and Control Agreement]
US-DOCS\126954823.22

Accepted and agreed:

NEXTERA ENERGY PARTNERS, LP

By:
Name:
Title:

[Signature Page to Letter and Control Agreement]
US-DOCS\126954823.22

ANNEX A
LENDER ADDRESSES:

Citibank, N.A.
388 Greenwich Street
New York, New York 10013
Telephone: (212) 723-5757
Email:	james.heathcote@citi.com;
eric.natelson@citi.com;
grant.mortell@citi.com;
bianca.gotuaco@citi.com;
dustin.c.sheppard@citi.com;
eq.us.corporates.middle.office@citi.com;

with a copy (which shall not constitute notice) to:

yin.wu@citi.com; mickey.alterman@citi.com

MUFG Union Bank, N.A.
1221 Avenue of the Americas, 6th Floor
New York, NY 10020

Attention: Equity Solutions Group

Fax:	1-323-724-6198
Email:	closynd@unionbank.com;
ESU-NY@us.sc.mufg.jp;
James.Banurji@mufgsecurities.com;
Samit.Mapara@mufgsecurities.com

WIRE INSTRUCTIONS:

[ • ]
Annex A

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ANNEX B
Citibank, N.A. Collateral Units:

[ • ] Common Units (the “Common Units”) of NextEra Energy Partners, LP, a Delaware limited partnership (the “Partnership”) the Borrower will receive from the Partnership pursuant to Section 5.9(b)(ii) of the Fifth Amended and Restated Agreement of Limited Partnership of the Partnership, as in effect on the date hereof (as it may be amended from time to time, the “Partnership Agreement”) (the “Collateral Units”).

MUFG Union Bank, N.A. Collateral Units:

[ • ] Common Units of the Partnership the Borrower will receive from the Partnership pursuant to Section 5.9(b)(ii) of the Partnership Agreement.
Annex B

US-DOCS\126954823.22

Exhibit A
Form of Opinion of Counsel
NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, FL 33408
Ladies and Gentlemen:
We are acting as counsel for [Name of Lender] (“Secured Party”) in connection with the sale by it of [____] Common Units (the “Common Units”) of NextEra Energy Partners, LP, a Delaware limited partnership (the “Partnership”) that were pledged to it by WRP Investco L.P. (“Borrower”) to secure Borrower’s obligations pursuant to the Margin Loan Agreement dated as of November 12, 2021 among, inter alia, Borrower and Secured Party.
We have examined a representation letter from Secured Party dated as of [____] (the “Seller’s Letter”) with respect to the sale of the Common Units. In rendering the opinion expressed herein, we have relied exclusively on the Seller’s Letter, a copy of which is attached hereto as Schedule I, as to matters of fact, and we have without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all signatures on all documents that we reviewed are genuine, (iv) all natural persons executing documents had and have the legal capacity to do so and (v) all statements in the Seller’s Letter were and are accurate.
Based on the foregoing, we are of the opinion that the Common Units may be sold by Secured Party without registration under the Securities Act of 1933, as amended, it being understood that no opinion is expressed as to any subsequent offer or resale of any Common Units.
This opinion is limited to the federal securities laws of the United States of America.
This opinion is rendered solely to you in connection with the proposed sale of the Common Units by Secured Party. This opinion may not be relied upon by you for any other purpose or relied upon by any other person or furnished to any other person without our prior written consent (provided that this opinion (x) may be disclosed to persons having regulatory authority over you without our prior consent and (y) may be disclosed in connection with any litigation, arbitration or similar proceeding with respect to the sale of the Common Units by Secured Party).
Very truly yours,

Exhibit A-1

US-DOCS\126954823.22

Schedule I to Exhibit A
Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10020
NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, FL 33408
Re:    Sale of [_____] Common Units (the “Common Units”) of NextEra Energy Partners, LP (the “Partnership”) to Qualified Institutional Buyers in a Private Placement
Ladies and Gentlemen:
We hereby refer to the Security Agreement dated as of [_____] (the “Security Agreement”) between [Name of Lender] (“we,” “our” or “us”) and WRP Investco L.P. (“Borrower”) pursuant to which Borrower has pledged to us Common Units of the Partnership (the “Pledged Units”) to secure Borrower’s obligations pursuant to the Margin Loan Agreement dated as of November 12, 2021 among, inter alia, Borrower and Secured Party.
In connection with our proposed sale, as pledgee under the Security Agreement, of the Common Units in a private placement exempt from registration under the Securities Act of 1933, as amended (the “Securities Act”), we represent and warrant to you:
(a)    The Common Units are being sold only to purchasers that are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act) or to purchasers that we and any person acting on our behalf reasonably believe are “qualified institutional buyers” (as defined in Rule 144A under the Securities Act). We have notified the purchasers of the restrictions on further transfer of the Common Units, and each purchaser is aware that the Common Units are being sold by us pursuant to an exemption from registration under the Securities Act for private placements of securities.
(b)    The Partnership is subject to Section 13(a) and/or Section 15(d) of the Securities Exchange Act of 1934, as amended.
(c)    Neither we nor any person acting on our behalf has offered or sold the Common Units by any form of general solicitation or general advertising.
Very truly yours,

[Name of Lender]

By:
Name:
Title:

Schedule I-1 to Exhibit A

US-DOCS\126954823.22

Exhibit B
Form of Opinion of Counsel
NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, FL 33408
Ladies and Gentlemen:
We are acting as counsel for [Name of Lender] (“Secured Party”) in connection with the sale by it of [____] Common Units (the “Common Units”) of NextEra Energy Partners, LP, a Delaware limited partnership (the “Partnership”) that were pledged to it by WRP Investco L.P. (“Borrower”) to secure Borrower’s obligations pursuant to the Margin Loan Agreement dated as of November 12, 2021 among, inter alia, Borrower and Secured Party.
We have examined a representation letter from Secured Party dated as of [____] (the “Seller’s Letter”) with respect to the sale of the Common Units. In rendering the opinion expressed herein, we have relied exclusively on the Seller’s Letter, a copy of which is attached hereto as Schedule I, as to matters of fact, and we have without independent inquiry or investigation, assumed that (i) all documents submitted to us as originals are authentic and complete, (ii) all documents submitted to us as copies conform to authentic, complete originals, (iii) all signatures on all documents that we reviewed are genuine, (iv) all natural persons executing documents had and have the legal capacity to do so and (v) all statements in the Seller’s Letter were and are accurate.
Based on the foregoing, we are of the opinion that the Common Units may be sold by Secured Party as described in the Seller’s Letter without registration under the Securities Act of 1933, as amended, in reliance of Rule 144 promulgated thereunder and that any restrictive legends concerning transfers of the Common Units may be removed.
This opinion is limited to the federal securities laws of the United States of America.
This opinion is rendered solely to you in connection with the proposed sale of the Common Units by Secured Party. This opinion may not be relied upon by you for any other purpose or relied upon by any other person or furnished to any other person without our prior written consent (provided that this opinion (x) may be disclosed to persons having regulatory authority over you without our prior consent and (y) may be disclosed in connection with any litigation, arbitration or similar proceeding with respect to the sale of the Common Units by Secured Party).

Very truly yours,
Exhibit B

US-DOCS\126954823.22

Schedule I to Exhibit B
Latham & Watkins LLP
1271 Avenue of the Americas
New York, New York 10020
NextEra Energy Partners, LP
700 Universe Boulevard
Juno Beach, FL 33408
Re:    Sale of [____] Common Units (the “Common Units”) of NextEra Energy Partners, LP (the “Partnership”) to Qualified Institutional Buyers in a Private Placement
Ladies and Gentlemen:
We hereby refer to the Security Agreement dated as of [_____] (the “Security Agreement”) between [Name of Lender] (“we,” “our” or “us”) and WRP Investco L.P. (“Borrower”) pursuant to which Borrower has pledged to us Common Units of the Partnership (the “Pledged Units”) to secure Borrower’s obligations pursuant to the Margin Loan Agreement dated as of November 12, 2021 among, inter alia, Borrower and Secured Party.
In connection with our proposed sale, as pledgee under the Security Agreement, of the Common Units pursuant to Rule 144 under the Securities Act of 1933, as amended (the “Securities Act”), we represent and warrant to you:
(a)    We are not an “affiliate” of the Partnership within the meaning of Rule 144 under the Securities Act and have not been such an “affiliate” of the Partnership within the meaning of Rule 144 under the Securities Act at any time during the three month period ending the date hereof.
(b)    The Partnership is, and has been for a period of at least 90 days immediately before the proposed date of such proposed sale, subject to the reporting requirements of Section 13 or Section 15(d) of the Securities Exchange Act of 1934, as amended.
(c)    A period of at least [six][twelve] months has elapsed for purposes of Rule 144(d) under the Securities Act since the date the Pledged Units were pledged to us.
(d)    [The Partnership has satisfied the conditions set forth in Rule 144(c)(1) under the Securities Act at the time of the proposed sale.]
Very truly yours,

[Name of Lender]

By:
Name:
Title:

Schedule I-1 to Exhibit B

US-DOCS\126954823.22